CoinShares Bitcoin and Ether ETF
Schedule of Investments
December 31, 2025 (Unaudited)

U.S. TREASURY BILLS - 60.9%	Par/Shares	Value
3.62%, 01/29/2026 (a)(c)	$15,000,000	$14,960,332
TOTAL U.S. TREASURY BILLS (Cost $14,957,736)		14,960,332

MONEY MARKET FUNDS - 56.1%
First American Treasury Obligations Fund - Class X, 4.18% (b)(e)	13,771,934	13,771,934
TOTAL MONEY MARKET FUNDS (Cost $13,771,934)		13,771,934

TOTAL INVESTMENTS - 117.0% (Cost $28,729,670)		28,732,266
Other Assets and Liabilities, net - (17.0)% (d)		(4,182,262)
TOTAL NET ASSETS - 100.0%		$24,550,004

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of December 31, 2025.
(b)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(c)	All or a portion of security has been pledged as collateral for reverse repurchase agreements. The fair value of assets committed as collateral as of December 31, 2025 is $11,968,272.
(d)	Includes assets and deposits with broker pledged as collateral for derivative contracts. At December 31, 2025, the value of these assets totals $7,580,720.
(e)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

CoinShares Bitcoin and Ether ETF
Schedule of Futures Contracts
December 31, 2025 (Unaudited)
				Value
Description	Number of Contracts Purchased	Settlement Month-Year	Current Notional Amount	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
CME Bitcoin Futures	28	Jan-26	$12,303,900	$9,177	$(43,673)
CME Ether Futures	82	Jan-26	12,246,700	72,293	(8,357)
			$24,550,600	$81,470	$(52,030)

CoinShares Bitcoin and Ether ETF
Schedule of Reverse Repurchase Agreements
December 31, 2025 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
StoneX Financial, Inc.	5.50%	12/30/2025	01/02/2026	$11,735,977	$11,730,600
				$11,735,977	$11,730,600

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

CoinShares Bitcoin and Ether ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bills	$–	$14,960,332	$–	$14,960,332
Money Market Funds	13,771,934	–	–	13,771,934
Total Investments	$13,771,934	$14,960,332	$–	$28,732,266

Other Financial Instruments:
Futures Contracts*	$81,470	$–	$–	$81,470
Total Other Financial Instruments	$81,470	$–	$–	$81,470

Liabilities:
Other Financial Instruments:
Futures Contracts*	$(52,030)	$–	$–	$(52,030)
Reverse Repurchase Agreements	(11,730,600)			(11,730,600)
Total Other Financial Instruments	$(11,782,630)	$–	$–	$(11,782,630)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of December 31, 2025.
Refer to the Schedule of Investments for further disaggregation of investment categories.